UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                                November 4, 2003
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                Date of report (Date of earliest event reported)



                           Chester Valley Bancorp Inc.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                           000-18833                  23-2598554
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(State or other jurisdiction          (Commission               (IRS Employer
of incorporation)                     File Number)           Identification No.)


100 E. Lancaster Avenue, Downingtown, Pennsylvania                      19335
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(Address of principal executive offices)                              (Zip Code)


                                 (610) 269-9700
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS

Exhibit                    Description
-------                    -----------
99.1                       Investor Presentation


ITEM 9.   REGULATION FD DISCLOSURE

On November 4, 2003, Chester Valley Bancorp Inc. (the "Company") (NASDAQ: CVAL), parent company of First Financial Bank and Philadelphia Corporation for Investment Services, will be speaking to an audience of institutional investors, high net worth individuals and analysts from leading brokerage firms in Philadelphia, Pennsylvania.

Pursuant to Regulation FD, information is being attached as an Exhibit 99.1 to this Current Report with respect to presentation materials which are provided or are being made available to the investment community by the Company. The materials provide an overview of the Company's strategy and performance. This information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, and it shall not be incorporated by reference into the Company's filings under the Securities Act of 1933.

The attached information may contain "forward-looking statements" either expressed or implied which are made in good faith by the Company, pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include statements with respect to the Company's strategies, goals, beliefs, expectations, estimates, intentions, financial condition, results of operations, future performance and business of the Company. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors.

Numerous competitive, economic, regulatory, legal and technology factors, among others, could cause the Company's financial performance to differ materially from goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. The Company does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by or on behalf of it.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Chester Valley Bancorp Inc.



Date         11/04/03                       /s/ Joseph T. Crowley
     ------------------------               -----------------------------------
                                            Joseph T. Crowley
                                            Chief Financial Officer